                                                                    Exhibit 10.1

                                THIRD AMENDMENT
                                      to
            SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Third Amendment to Second Amended and Restated Loan and Security Agreement ("Amendment") , dated effective as of November 3, 1999 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Borrower") with its chief executive office located at One ABC Parkway, Beloit, Wisconsin, the financial institutions listed on the signature pages hereof (individually, a "lender" and collectively, the "Lenders") and Bank of America, N.A., a national banking association and successor in interest to Bank of America, N.A., formerly NationsBank, N.A., successor in interest to NationsBank of Texas, N.A., as Agent for the Lenders (in such capacity, the "agent"):


                                 Recitals
                                 --------

     a. The Borrower, the Lenders and the Agent are party to that certain Second Amended and Restated Loan and Security Agreement dated as of May 12, 1998, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of January 15, 1999 and the Second Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of May 5, 1999 (the "Loan Agreement") pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein (terms defined by the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement).

     b. The Borrower, the Agent, and the Lenders desire once again to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

                                   ARTICLE I
                          AMENDMENT TO LOAN AGREEMENT

     1.1. Amendment to Section 1.1 of the Loan Agreement. Section 1.1 ("Requisite Lenders") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          1.1 "Requisite Lenders" shall mean Lenders having, in the aggregate, Pro Rata Shares of at least 66.67%.

     1.2. Amendment to Section 2.8 of the Loan Agreement. Section 2.8 ("Term of this Agreement") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          2.8 Term of this Agreement. Subject to all other terms and conditions hereof, this Agreement shall be effective until June 30, 2002 (the "Initial Term") and shall automatically extend for successive one year periods (each a "Term") of one year (each extending through the next succeeding June 30) unless terminated by the Borrower or the Agent or any of the Lenders by written notice of intention to terminate this Agreement as of the end of the Initial Term or any such Term, as the case may be, which, in order to be effective, must be delivered to all other parties to this Agreement at least sixty (60) days prior to the end of the Initial Term or any such Term, as the case may be. Following timely delivery of any such notice, unless otherwise agreed in writing by the Borrower, the Agent and all the Lenders, this Agreement shall terminate as of the expiration of the Initial Term or any such Term, as the case may be, provided that (a) all of the Agent's and each of the Lenders' rights and remedies under this Agreement and (b) the security interests reaffirmed and created under Section 5.1 and under any of the other Financing Agreements, shall survive any such termination until all of the Liabilities under this Agreement and the other Financing Agreements have been paid in full. In addition, the Agent may at any time demand repayment of the Liabilities and the Liabilities may be accelerated as set forth in Section 9.1. Upon the effective date of termination, all of the Liabilities shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all of the Liabilities hereunder shall have been fully paid and satisfied, the Agent shall be entitled to retain its security interests, for the benefit of the Lenders, in and to all existing and future Collateral and the Borrower shall continue to remit collections of Accounts and proceeds as provided herein.

     1.3. Amendment to Section 8.8 of the Loan Agreement. Section 8.8 ("Capital Expenditures Limitation") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.8 Capital Expenditure Limitations. The Borrower and its Subsidiaries, if any, shall not purchase, invest in or otherwise acquire, additional real estate, Equipment, Rolling Stock or other fixed assets, which, in the aggregate, cost the Borrower and its Subsidiaries, if any, more than Twenty Six Million Five Hundred Thousand Dollars ($26,500,000.00) during the calendar year ending December 31, 1997, Thirty Million Dollars ($30,000,000.00) during the calendar year ending December 31, 1998, Twenty Million Dollars ($20,000,000.00) during the calendar year ending December 31, 1999, Thirty Million Dollars ($30,000,000.00) during the calendar year ending December 31, 2000 and Thirty Five Million Dollars ($35,000,000.00) during the calendar year ending December 31, 2001, and any calendar year thereafter. For purposes of the foregoing, there shall be excluded therefrom capital expenditures made to finance Store Acquisitions pursuant to Section 8.3.

     1.4. Amendment to Section 8.17 of the Loan Agreement. Section 8.17 ("Minimum Tangible Net Worth") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.17 Minimum Tangible Net Worth. Tangible Net Worth, as determined as of each date set forth below, shall not be less than the amount set forth below opposite such date:

           Date                          Amount
           ----                          ------

     December 31, 1998                   $60,000,000.00

     December 31, 1999                   $70,000,000.00

     December 31, 2000                   $75,000,000.00

     December 31, 2001                   $80,000,000.00

     1.5. Amendment to Section 8.18 of the Loan Agreement. Section 8.18 ("Maximum Funded Debt to EBITDA") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.18 Maximum Funded Debt to EBITDA. The ratio of Funded Debt to EBITDA, determined as of the last day of each calendar quarter and measured for the preceding period of four calendar quarters, shall not exceed the following prescribed amounts, as applicable:

          Date                        Ratio
          ----                        -----
          December 31, 1997           10.00 to 1.0
          March 31, 1998              10.75 to 1.0
          June 30, 1998               9.75 to 1.0
          September 30, 1998          8.50 to 1.0
          December 31, 1998           8.00 to 1.0
          March 31, 1999              7.75 to 1.0
          June 30, 1999               7.50 to 1.0
          September 30, 1999          7.25 to 1.0
          December 31, 1999           7.00 to 1.0
          March 31, 2000              6.90 to 1.0
          June 30, 2000               6.80 to 1.0
          September 30, 2000          6.50 to 1.0
          December 31, 2000           6.40 to 1.0
          March 31, 2001              6.30 to 1.0

          June 30, 2001               6.20 to 1.0
          September 30, 2001          6.10 to 1.0
          December 31, 2001           6.00 to 1.0
          March 31, 2002              5.95 to 1.0
          June 30, 2002               5.90 to 1.0

     1.6. Amendment to Section 8.19 of the Loan Agreement. Section 8.19 ("Minimum Fixed Charge Coverage Ratio") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          8.19  Minimum Fixed Charge Coverage Ratio.  The ratio of (i) EBITDA to
     (ii) the sum of interest expense plus the principal portion of current maturities of long term indebtedness (determined on a consolidated basis for the Borrower and its Subsidiaries), determined as of the last day of each calendar quarter and measured for the preceding period of four calendar quarters, shall not be less than the following prescribed amounts, as applicable:

          Date                        Ratio
          ----                        -----
          December 31, 1997           1.25 to 1.0
          March 31, 1998              1.00 to 1.0
          June 30, 1998               1.05 to 1.0
          September 30, 1998          1.15 to 1.0
          December 31, 1998           1.20 to 1.0
          March 31, 1999              1.20 to 1.0
          June 30, 1999               1.25 to 1.0
          September 30, 1999          1.35 to 1.0
          Each Quarter Thereafter     1.35 to 1.0

                                  ARTICLE II
                                 MISCELLANEOUS

     2.1. Conditions to Effectiveness. This Amendment, including the amendments and other terms set forth herein, shall become effective as of the Effective Date upon the satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each of the Lenders signatory hereto in each of their sole discretion.

          a. Execution and Delivery. This Amendment shall have been executed and delivered by each of the Borrower, the Agent and Requisite Lenders.

          b. Consent and Agreement of Guarantors. Each of Amcraft Building Products Co., Inc. and Mule-Hide Products Co., Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Amendment, in form and substance satisfactory to the Agent.

          c. Consent and Agreement by Validity Guarantors. Each of Kendra A. Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Amendment, in form and substance satisfactory to the Agent.

          d. Other. The Borrower shall have executed and delivered all other agreements, documents, certifications or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

     2.2. Representations, Warranties, Covenants of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect thereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default,
(b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound.

     2.3. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or
(b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     2.4. Amendment Fee. Subject to the terms of the Loan Agreement, in consideration of this Amendment the Borrower agrees to pay to the Agent, for the benefit of the Lenders, an amendment fee in the amount of $50,000.

     2.5. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     2.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     2.7. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent and sufficient of the Lenders whose names appear on the signature pages below to constitute Requisite Lenders (subject, however, to the prior satisfaction of all other conditions for effectiveness as specified by
Section 3.1).

     2.8. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.



                                 [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                              AMERICAN BUILDERS &
ATTEST:                       CONTRACTORS SUPPLY CO., INC.


By:_______________________    By:____________________________________________
Name:_____________________         Kendra A. Story, Chief Financial Officer
Title:____________________




                              BANK OF AMERICA, N.A.
                              In its capacity as Agent


                              By:_____________________________________
                                   Doug Motl, Vice President



                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as Co-Agent


                              By:________________________________
                              Name: David Weislogel
                              Title:_____________________________


                              BANK OF AMERICA, N.A.
                              In its capacity as a Lender


                              By:________________________________
                                   Doug Motl, Vice President


                              AMERICAN NATIONAL BANK AND
                              TRUST COMPANY OF CHICAGO
                              In its capacity as a Lender


                              By:________________________________
                              Name: David Weislogel
                              Title:_____________________________


                              LASALLE BUSINESS CREDIT, INC.


                              By:________________________________
                              Name: Bent Hammeleff
                              Title:_____________________________


                              HARRIS TRUST AND SAVINGS BANK


                              By:________________________________
                              Name: Venkata Ramani
                              Title:_____________________________


                              FLEET CAPITAL CORPORATION


                              By:________________________________
                              Name: Dan Hughes
                              Title:_____________________________


                              FLEET BUSINESS CREDIT CORPORATION


                              By:________________________________
                              Name: Dan Hughes
                              Title:_____________________________

                      CONSENT AND AGREEMENT BY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Amended and Restated Guaranty Agreement dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Guaranty, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.


                              AMCRAFT BUILDING PRODUCTS CO., INC.


                              By:_____________________________
                              Name:___________________________
                              Title:__________________________


                              MULE-HIDE PRODUCTS CO., INC.


                              By:_____________________________
                              Name:___________________________
                              Title:__________________________

                 CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Validity Certification dated as of May 12, 1998, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.



                              _____________________________________
                              Kenneth A. Hendricks


                              ____________________________________
                              Kendra A. Story